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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 30, 2006

                            STILLWATER MINING COMPANY
             (Exact name of registrant as specified in its charter)

           Delaware                     1-13053                  81-0480654
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 (State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

       1321 Discovery Drive, Billings, Montana                     59102
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      (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code (406) 373-8700

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

     On August 30, 2006, the Company issued a press release regarding cancellation of night shift at the Stillwater Mine on August 30, 2006.

                                  EXHIBIT INDEX

EXHIBIT 99.1  Press Release dated August 30, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     STILLWATER MINING COMPANY


Dated: August 30, 2006                               By:    /s/ John R. Stark
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                                                     Name:  John Stark
                                                     Title: General Counsel